Exhibit 10.20

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LICENSE AGREEMENT

This license agreement (the “Agreement”) is effective as of February __, 2015 (the “Effective Date”) by and among ACTELION PHARMACEUTICALS, LTD., a Swiss company located at Gewerbestrasse 16, CH-4123 Allschwil, Switzerland (“Actelion”), KYTHERA HOLDINGS, LTD., a Bermuda company located at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (“Kythera”), and KYTHERA BIOPHARMACEUTICALS, INC., a Delaware company located at 30930 Russell Ranch Road, 3rd Floor, Westlake Village, CA 91362, United States of America (“KBI”).  Actelion, Kythera and KBI (but only with respect to section 12.5) are referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

A.           Actelion is a multinational biopharmaceutical company that has discovered and developed small molecule antagonists to the target known as CRTH2, including the compound known as setipiprant.

B.           Kythera is a clinical-stage biopharmaceutical company focused on the discovery, development and commercialization of novel prescription products for the aesthetic medicine market.

C.           Kythera and Actelion desire to enter into an agreement under which Actelion would grant to Kythera a license under certain technology and intellectual property rights controlled by Actelion covering Actelion’s CRTH2 antagonists for the development and commercialization of products including such compounds.

NOW, THEREFORE, the Parties agree as follows:

1.                                    DEFINITIONS

Capitalized terms used in this Agreement (other than the headings of the Sections or Articles) have the following meanings set forth in this Article 1, or, if not listed in this Article 1, the meanings as designated in the text of this Agreement.

1.1         “Actelion Licensed Know-How” means all Information (other than Patents) that is Controlled by Actelion or its Affiliates, as of the Effective Date, and that: (a) relates to compositions of matter, methods of use, formulations of, methods of manufacture of, or companion diagnostics for, Compounds; (b) is not generally known; and (c) is necessary or reasonably useful for Kythera to develop setipiprant for hair growth or the prevention of hair loss.

1.2         “Actelion Licensed Patents” means all Patents that are listed on Exhibit 1.2.

1.3         “Actelion Related Patents” means all Patents that: (a) are conceived or developed by (or on behalf of) Actelion prior to the Effective Date; (b) are not listed on Exhibit 1.2, (c) have been filed before, or will be filed after, the Effective Date; and (d) claim inventions that relate to compositions of matter, methods of use, formulations of, methods of manufacture of, or companion diagnostics for, Compounds.

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1.4         “Affiliate” means, with respect to a Party, a person, corporation, partnership, or other entity that now or hereinafter controls, is controlled by or is under common control with such Party.  For the purposes of the definition in this Section 1.4, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one (1) or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of at least fifty percent (50%) of the voting stock of such entity, by contract or otherwise.

1.5         “ANDA” means an abbreviated new drug application submitted to the FDA in conformance with applicable laws and regulations, or the foreign equivalent of any such application in any other country.

1.6         “Commercialize” means to promote, market, import, distribute, sell (and offer for sale or contract to sell) or provide product support for a Licensed Product, including by way of example: (a) detailing and other promotional activities in support of a Licensed Product; (b) advertising and public relations in support of a Licensed Product, including market research, development and distribution of selling, advertising and promotional materials, field literature, direct-to-consumer advertising campaigns, media or journal advertising, and exhibiting at seminars and conventions; (c) developing reimbursement programs and information and data specifically intended for national accounts, managed care organizations, governmental agencies (e.g., federal, state and local), and other group purchasing organizations, including pull-through activities; (d) co-promotion activities not included in the above; and (e) conducting Phase IV Clinical Trials.

1.7         “Commercially Reasonable Efforts” means the effort customarily exerted by a Party with respect to its own products of similar nature and commercial potential, taking into account, by example and without limitation, such factors as intellectual property position, the cost of development, regulatory risk, safety and efficacy, reimbursement factors, parallel importation considerations, pricing, product life cycle and cost of sales and marketing, and also including the timing and promptness with which such efforts and resources would be applied.

1.8         “Compendia Listing” means a listing for an indication in the United States for a Licensed Product that is supported by a citation in at least one of the following authoritative drug reference books: (a) the American Society of Health-System Pharmacists’ American Hospital Formulary Service (AHFS); or (b) the U.S. Pharmacopoeia Drug Information, or in another similar authoritative drug reference book that is relied on by Third Party payors in authorizing reimbursement for such Licensed Product for such indication.

1.9         “Compounds” means: (a) Actelion’s compound known either as setipiprant or ACT-129968; (b) all other compounds [***]; and (c) the [***] of the compounds described in (a) and/or (b).

1.10      “Controlled” means, with respect to any physical material, Information or intellectual property right, that the Party owns or has a license to such physical material, Information or intellectual property right and has the ability to grant to the other Party access, a license or a sublicense (as applicable) to such physical material, Information or intellectual property right as provided for herein without violating the terms of any agreement or other arrangements

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with any Third Party existing at the time such Party would be first required hereunder to grant the other Party such access, license or sublicense.

1.11      “CRTH2” means: (a) the gene encoding the chemoattractant receptor-homologous molecule expressed on Th2 cells for any species (which molecule is also known as GPR44 or DP2); (b) the protein encoded by such gene; and (c) all [***] thereof.

1.12      “CRTH2 Antagonists” means any molecule with a [***] antagonizing CRTH2.

1.13      “Development” means, with respect to a Licensed Product, those activities, including clinical trials and related regulatory activities, that are necessary or useful to: (a) obtain the approval by the applicable Regulatory Authorities of the Regulatory Approval Application with respect to such Licensed Product in the applicable regulatory jurisdiction, whether alone or for use together, or in combination, with another active agent or pharmaceutical product; (b) maintain such approvals; or (c) obtain or maintain Compendia Listings with respect to such Licensed Product.  To avoid confusion, Development does not include the conduct of Research or Phase IV Clinical Trials.

1.14      “Dollars” or “$” means the legal tender of the United States.

1.15      “Executive Officers” means: (a) in the case of Actelion, the EVP and Chief Business Development Officer, or that officer’s designee; and (b) in the case of Kythera, the Vice President for Strategy and Corporate Development, or that officer’s designee.

1.16      “FDA” means the U.S. Food and Drug Administration, and any successor thereto.

1.17      “Field” means any and all uses (including therapeutic, diagnostic or prophylactic uses) in humans and other vertebrates.

1.18      “First Commercial Sale” means, for each Licensed Product in each country, the first arm’s-length sale to a Third Party for use or consumption by the public of such Licensed Product in such country after Regulatory Approval of such Licensed Product in such country.  A First Commercial Sale will not include any Licensed Product supplied for use in clinical trials, for research or for other non-commercial uses, or as part of a compassionate use program (or similar program for providing Licensed Product before it has received Regulatory Approval in a country).

1.19      “Generic Licensed Product” means, with respect to a particular Licensed Product in a country, a pharmaceutical product that: (a) contains the same Compound as such Licensed Product; and (b) is approved for use in such country pursuant to 21 U.S.C. 355(b)(2), an ANDA, a separate NDA, Compendia Listing, or equivalent drug approval application.

1.20      “IND” means an investigational new drug application submitted to the FDA in conformance with applicable laws and regulations, or the foreign equivalent of any such application in any other country.

1.21      “Information” means information, materials, results and data of any type, in any tangible or intangible form, including, preclinical data, clinical trial data, databases, practices, methods, techniques, specifications, formulations, formulae, knowledge, know-how, skill,

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experience, test data including pharmacological, biological, chemical, biochemical, toxicological and clinical materials, test data, analytical and quality control data, stability data, studies and procedures.  For clarity, Information does not include any Patents.

1.22      “Invention” means any and all inventions or improvements that are conceived or made by or on behalf of a Party (or its Affiliates) in the performance of its obligations, or the exercise of its rights, under this Agreement.

1.23      “Joint Invention” means any Invention conceived or made jointly by or on behalf of the employee(s), contractor(s) or agent(s) of both Parties (or their Affiliates).

1.24      “Licensed Product” means any product preparation in final form that contains one or more Compounds

1.25      “Major European Countries” means [***].

1.26      “Manufacturing” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, inspection, receiving, holding and shipping of Compounds, Licensed Products, or any raw materials or packaging materials with respect thereto, or any intermediate of any of the foregoing, including process and cost optimization, process qualification and validation, clinical manufacture, commercial manufacture, stability and release testing, quality assurance and quality control.

1.27      “Manufacturing Information” means all Information that is Controlled by Actelion or its Affiliates as of the Effective Date and/or during the Term, that is related to the Manufacturing of Compounds and Licensed Products, and that is reasonably necessary or useful to enable Kythera or a Third Party manufacturer selected by Kythera (as appropriate) to Manufacture Compounds.

1.28      “Materials” means Compounds in the possession of Actelion.

1.29      “NDA” means a new drug application submitted to the FDA in conformance with applicable laws and regulations, or the foreign equivalent of such application in any other country.

1.30      “Net Sales” means the gross amount received by Kythera (or its Affiliate, licensee or sublicensee) for sales of a Licensed Product to a Third Party purchaser, less the following to the extent included in such invoice or otherwise actually allowed or incurred with respect to such sales: (a) discounts, including cash, trade and quantity discounts, price reduction programs, retroactive price adjustments with respect to sales of a Licensed Product, charge-back payments and rebates granted to managed health care organizations or to federal, state and local governments (or their respective agencies, purchasers and reimbursers) or to trade customers, including but not limited to, wholesalers and chain and pharmacy buying groups; (b) credits or allowances for rejections or returns of Licensed Products, including for recalls or damaged goods; (c) freight, postage, shipping and insurance charges for delivery of Licensed Products, to the extent billed; and (d) taxes, duties or other governmental charges levied on, absorbed or otherwise imposed on sale of Licensed Products, including value-added taxes, or other governmental charges otherwise measured by the billing amount, when included in billing, as adjusted for rebates and refunds, but specifically excluding taxes based on net income of the seller; provided that all of the foregoing deductions are calculated in accordance with US GAAP.

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For sake of clarity and avoidance of doubt, sales by Kythera (or its Affiliate, licensee or sublicensee) of a Licensed Product to a Third Party distributor of such Licensed Product in a given country will be considered a sale to a Third Party purchaser.  Any Licensed Products used (but not sold for consideration) for promotional or advertising purposes (including free samples), or used for clinical or other research purposes, will not be considered in determining Net Sales hereunder.

If a Licensed Product is sold as a combined product or service, Net Sales, for purposes of determining royalty payments on such Licensed Product, will be calculated by multiplying the Net Sales of the combined product or service by the fraction A/A+B, in which A is the gross selling price (in the applicable country) of the Licensed Product portion of combined product or service when such Licensed Product is sold separately during the applicable accounting period in which the sales of the combined product were made, and B is the gross selling price (in the applicable country) of the other products or services, as the case may be, of the combined product and/or service sold separately during the accounting period in question.  All gross selling prices of the components of the combined product or service will be calculated as the average gross selling price of the components during the applicable accounting period for which the Net Sales are being calculated.

In any country, if no separate sale of either such above-designated Licensed Product or such above designated elements of the end-user product and/or service are made during the accounting period in which the sale was made, or if gross retail selling price for an active functional element, component or service, as the case may be, cannot be determined for an accounting period, Net Sales allocable to the Licensed Product in each such country will be determined by mutual agreement reached in good faith by the Parties prior to the end of the accounting period in question based on an equitable method of determining same that takes into account, on a country-by-country basis, variations in potency, the relative contribution of each active agent, component or service, as the case may be, in the combination, and relative value to the end user of each active agent, component or service, as the case may be.

1.31      “Patent” means all: (a) unexpired patents (including inventor’s certificates and utility models), including any substitution, extension, registration, confirmation, reissue, re-examination, restoration, supplementary protection certificates, confirmation patents, patent of additions, renewal or any like filing thereof; (b) pending applications for letters patent, including any continuation, division or continuation-in-part thereof and any provisional or other priority applications; and (c) any international counterparts, and counterparts in any country, to clauses (a) and (b) above.

1.32      “Phase I Clinical Trial” means a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(a).

1.33      “Phase II Clinical Trial” means a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(b).

1.34      “Phase IIb Clinical Trial” means a human clinical trial that is conducted on sufficient numbers of patients and that is designed to provide a preliminary determination of safety and efficacy of a Licensed Product in the target patient population over a range of doses and dose regimens.  For clarification, the Proof of Concept Trial planned by Kythera to study the use of the Licensed Product to treat alopecia is not a Phase IIb Clinical Trial.

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1.35      “Phase III Clinical Trial” means a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(c).

1.36      “Phase IV Clinical Trial” means a product support clinical trial of a Licensed Product commenced after receipt of Regulatory Approval in the country where such trial is conducted.  A Phase IV Clinical Trial may include epidemiological studies, modeling and pharmacoeconomic studies, postmarketing commitments required by health authorities (preclinical, CMC, clinical or other) and investigator-sponsored clinical trials studying Licensed Product that are approved by Kythera and that otherwise fit the foregoing definition.

1.37      “Proof of Concept Trial” means a Phase II Clinical Trial of a Licensed Product demonstrating that such Licensed Product is: (a) [***]; and (b) [***] to progress to a Phase IIb Clinical Trial or a Phase III Clinical Trial.

1.38      “Regulatory Approval” means any and all approvals (including Regulatory Approval Applications, supplements, amendments, pre- and post-approvals, pricing and reimbursement approvals, where applicable), licenses, registrations or authorizations of any Regulatory Authority that are necessary for the manufacture, distribution, use or sale of a Licensed Product in a regulatory jurisdiction.

1.39      “Regulatory Approval Application” means: (a) in the United States, an NDA (or a supplemental NDA); and (b) in any other country or regulatory jurisdiction, an equivalent application for regulatory approval required before commercial sale or use of a Licensed Product (or with respect to a subsequent indication) in such country or regulatory jurisdiction.

1.40      “Regulatory Authority” means the applicable national (e.g., the FDA), supra-national (e.g., the European Commission), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity that, in each case, governs the approval of a Licensed Product in such applicable regulatory jurisdiction.

1.41      “Research” means any non-clinical research, including the following activities: (a) identifying molecules as potential CRTH2 Antagonists; (b) conducting a lead optimization program to optimize such potential CRTH2 Antagonists (including the conduct of medicinal chemistry; biochemical and cellular assays; in vitro profiling of absorption, distribution, metabolism, and excretion; structural biology; preliminary pharmacokinetic studies; and preliminary pharmacodynamic studies); and (c) conducting preclinical development on such CRTH2 Antagonists to prepare them for IND submission (including the conduct of toxicological studies, and related bioanalytical and pharmacokinetic activities).  To avoid confusion, Research excludes the conduct of Development.

1.42      “Sole Invention” means any Invention conceived or made solely by or on behalf of a Party (or its Affiliate) and its employees, contractors and/or agents.

1.43      “Territory” means the world.

1.44      “Third Party” means any entity other than: (a) Actelion; (b) Kythera; or (c) an Affiliate of either Party.

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1.45      “United States” or “U.S.” means the United States of America, and its territories, districts and possessions.

1.46      “US GAAP” means U.S. generally accepted accounting principles, consistently applied.

1.47      “Valid Claim” means a claim in an issued Actelion Licensed Patent (including a claim under patent term extensions, supplementary protection certificates or the like) that has not: (a) expired or been canceled; (b) been declared invalid by an unreversed and unappealable or unappealed decision of a court or other appropriate body of competent jurisdiction; (c) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise; or (d) been abandoned in accordance with or as permitted by the terms of this Agreement or by mutual written agreement of the Parties.

Additional Definitions

The following table identifies the location of definitions set forth in various Sections of the Agreement.

Definition	Location (Section)
Actelion FTO Patents	6.1(d)
Actelion Sole Invention Patents	8.1(b)
Actelion Technology	2.1
CMC	11.2(i)
Confidential Information	9.1
Disputed Matter	13.1(a)
force majeure	13.6
Indemnitee	12.3
Insolvent Party	10.2(b)
Joint Invention Patents	8.1(b)
Joint Research Agreement	8.1(d)
Kythera Prosecuted Patents	8.3(a)(i)
Kythera Sole Invention Patents	8.1(b)
Liaison	2.3(a)
Losses	12.1
Prior CDA	9.4
Rules	13.1(b)
Term	10.1

2.                                    TRANSFER OF TECHNOLOGY

2.1         Technology Transfer.  Beginning on the Effective Date, Actelion will use Commercially Reasonable Efforts to transfer to Kythera all items of Actelion Licensed Know-How (including Manufacturing know-how specified in Exhibit 2.1, but excluding the technology transfer required to transfer drug substance and drug product Manufacturing Information to Kythera or its designated contract manufacturing organization pursuant to Section 5.2 and as specified in Exhibit 5.2) and Materials (“Actelion Technology”).  Notwithstanding the foregoing Actelion will not be

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required to transfer any Compounds other than setipiprant.  The process, timelines and content of the transfer will be described in Exhibit 2.1 to ensure that the scope of the transfer, the format of the documents and the transfer itself are clearly documented to ensure that the chain of custody is preserved and documented.  Additionally, Actelion will provide a reasonable amount of advice or support in connection with the foregoing transfer, as requested in writing by Kythera. Kythera will reimburse Actelion for the time spent, at a rate of $[***]/hour, and any out of pocket costs in relation to the transfer of Actelion Technology as per Exhibits 2.1, 2.2(a)(i) and 5.2.  Kythera will use the Actelion Technology for the purposes of exercising its rights, and performing its obligations, under the Agreement.  On termination of this Agreement, any Actelion Technology supplied by Actelion will be returned to Actelion or destroyed as agreed upon in writing by the Parties.

2.2         Transfer of Actelion Regulatory Filings and Safety Information for Compounds.

(a)          In accordance with the process and timelines described Exhibit 2.1, Actelion will: (i) allow timely access, use and support of their existing regulatory and technical documents related to Actelion’s setipiprant program for Kythera’s submission of an IND for a Licensed Product, including the transfer of copies of the then-current FDA regulatory filings on setipiprant to Kythera (in eCTD format, or for the documents listed in Exhibit 2.2(a)(i), in the format listed in such Exhibit) for incorporation into an IND to be produced by Kythera and filed for a Licensed Product; and (ii) transfer to Kythera all safety-related Information regarding setipiprant, including all adverse event and significant adverse event reporting from pharmacovigilance databases maintained by or on behalf of Actelion in its clinical development of setipiprant, in a format that is agreed to by the Parties for incorporation into a new Kythera pharmacovigilance database for a Licensed Product. Such access, use and support would also include Actelion providing reasonable access to Actelion staff to assist with the knowledge transfer to Kythera and the preparation of Kythera’s initial IND for a Licensed Product, pursuant to Section 2.2(b).  Actelion will provide, at a cost of $[***]/hour, a quality check of the investigator brochure on Compound after Kythera has made the update.  Kythera acknowledges that Actelion has made it aware that i) the [***] of the setipiprant carcinogenicity studies is completed (ii)  the samples from the aforementioned carcinogenicity studies are archived but not yet analyzed; iii) the full evaluation of the study may cost [***] ([***]) CHF or more and may take [***] ([***]) months or more and iv) will not be performed nor funded by Actelion. Actelion will maintain, or cause the maintenance of, the archived samples and instruct the CRO who performed the study to transfer it to Kythera, and confirm to the CRO that, upon written request from Kythera, it can proceed to the testing of the stored samples at Kythera’s expense.

(b)          During the [***] ([***]) month period after completion of the transfer of the documents and Information required under Section 2.2(a), Kythera may, via the Liaison, consult with applicable Actelion employees with experience with Licensed Products, on a reasonable basis, to advise Kythera regarding specific issues and assist Kythera in its use and understanding of all such documents and Information.  All such consultations will occur at mutually agreeable times and places.  Kythera will reimburse Actelion for the time spent in connection therewith at a rate of $[***]/hour as well as for any reasonable out-of-pocket costs or expenses (such as needed transportation and lodging costs, if requested by Kythera) that Actelion incurs in connection with such consultations and that are pre-approved by Kythera in writing.

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2.3         Liaisons.

(a)          Appointment.  Within thirty (30) days after the Effective Date, each of the Parties will appoint a single individual to act as a single point of contact between the Parties to assure a successful transfer of Actelion Technology and to communicate with respect to matters under the Agreement (each, a “Liaison”).  Each Party will notify the other Party promptly in writing of the identity of, and contact information for, the notifying Party’s Liaison, and each Party may change its designated Liaison from time to time upon written notice to the other Party.  Any Liaison may designate a substitute to temporarily perform the functions of that Liaison by written notice to the other Party.

(b)          Responsibilities.  The Liaisons will: (i) coordinate the transfer of Actelion Technology; (ii) be the point of first referral in all matters of conflict resolution; (iii) identify and bring disputes to the attention of the applicable Party in a timely manner; (iv) plan and coordinate cooperative efforts and internal and external communications; and (v) otherwise take responsibility for ensuring that relevant action items resulting from such Party interactions are appropriately carried out or otherwise addressed.

2.4         Independence.  Subject to the terms of this Agreement, the activities and resources of each Party will be managed by such Party, acting independently and in its individual capacity.  The relationship between Actelion and Kythera is that of independent contractors and neither Party will have the power to bind or obligate the other Party in any manner.

3.                                    RESEARCH, DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION OF PRODUCTS

3.1         Research, Development, and Manufacturing of Licensed Products

(a)          Scope & Diligence.  Kythera will have sole control and responsibility for the Research, Development, Manufacture (except as described in Section 5.1) and Commercialization of all Licensed Products.  As between the Parties, Kythera will bear all costs and expenses associated with such activities.  Kythera will use Commercially Reasonable Efforts to Develop and Commercialize a Licensed Product in the Territory.  As part of such Commercially Reasonable Efforts, Kythera will initiate (i.e., treat its first patient for) a Proof of Concept Trial within [***] ([***]) months of the Effective Date.  If Kythera is unable to initiate a Proof of Concept Trial within such initial [***] ([***])-month period, and the inability is due to factors not within Kythera’s reasonable control (including a delay in obtaining required quantities of Licensed Product, delays in obtaining approvals from an ethics committee or a Regulatory Authority, or a force majeure), then upon receipt of Kythera’s written request, Actelion will extend such initial [***] ([***])-month period for initiation of the Proof of Concept Trial by an additional [***] ([***]) months.  If Kythera is unable to initiate a Proof of Concept Trial within such initial [***] ([***])-month period, and the inability is due to factors within Kythera’s reasonable control, then Kythera may seek a [***] ([***]) month extension to initiate the Proof of Concept Trial by paying Actelion [***] Dollars ($[***]) [***].  Such payment will be creditable against the milestone owed under Section 7.2(a)(i). If Kythera is unable to initiate a Proof of Concept Trial within such additional [***] ([***])-month or [***]-month period (as applicable), then the Parties will meet to agree on whether a further extension may be agreed upon or whether the agreement is terminated. In case the Parties, acting in good faith, cannot agree on a

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further extension within one (1) month from the date of the first meeting, this Agreement will be terminated with immediate effect.

(b)          Reports.  Beginning forty-five (45) days after the Effective Date, and every six (6) months thereafter during the term of the Agreement, Kythera will submit to Actelion a written progress report (substantially in the form of Exhibit 3.1(b)) summarizing the Development and Commercialization performed by or on behalf of Kythera on Licensed Products.  All such reports will be considered Confidential Information of Kythera.

3.2         Standards of Conduct.  Kythera will perform, or will ensure that its Affiliates, licensees, sublicensees and Third Party contractors perform, all Research, Development, Manufacturing and Commercialization activities in a good scientific and ethical business manner and in compliance with the terms of this Agreement and all applicable laws, rules and regulations.

4.                                    REGULATORY

4.1         Kythera’s Role.  Kythera will have sole responsibility for (and bear all costs and expenses associated with) all regulatory activities regarding Licensed Products.  Kythera will also have sole responsibility for (and bear all costs and expenses associated with) worldwide pharmacovigilance for such Licensed Product.  Kythera will have the sole right and responsibility to participate in all pricing and reimbursement approval proceedings relating to each Licensed Product in the Territory.

4.2         Ownership of Regulatory Dossier.  Kythera will own all regulatory filings for Licensed Products made after the Effective Date.  Kythera will prepare and draft all filings (including any supplements or modifications thereto and including the preparation of any electronic submission of a Regulatory Approval Application) to Regulatory Authorities in each such country in the Territory for such Licensed Product.

4.3         Recalls in the Territory.  Any decision to initiate a recall or withdrawal of a Licensed Product in the Territory will be made by Kythera.  In the event of any recall or withdrawal, Kythera will take any and all necessary action to implement such recall or withdrawal in accordance with applicable law, with assistance from Actelion as reasonably requested by Kythera to the extent that Actelion manufactured or had manufactured concerned Licensed Product.  The costs of any such recall or withdrawal in the Territory will be borne solely by Kythera.

5.                                    ACTELION MANUFACTURING

5.1         Manufacture of Licensed Product.  Actelion will Manufacture, or arrange with Third Parties for the Manufacture of Kythera’s requirements of the Licensed Product as bulk packaged drug product, i.e., bulk tablets of [***] dose and matching placebo(s), excluding finished packaging for the Proof of Concept Trial.  As part of such Manufacture, Actelion and Kythera and/or Third Parties agree to enter into a Quality Agreement, and Actelion will provide the documentation to enable Kythera’s regulatory and quality function to test and release all supplies of such Licensed Product for such Proof of Concept Trial (if applicable).  The cost of such Manufacturing will be at a price equal to [***] for such Licensed Product. [***] shall mean the [***] and [***] (including [***]

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[***]) and indirect costs (including [***]) specifically [***] of the Licensed Product.

5.2         Transfer of Manufacturing Information.  The transfer of the drug product Manufacturing Information will be done during the manufacturing campaign of Licensed Product for the Proof of Concept Trial, or any other such date as the Parties agree. Actelion will introduce Kythera to and facilitate Kythera’s interaction with Actelion’s manufacturers to enable the transfer to occur directly between Actelion’s manufacturer and Kythera, given that most of the know-how related to manufacturing is located at Actelion’s manufacturers. If not done so sooner as per the previous sentence, within [***] ([***]) days after Kythera’s receipt of final results from Kythera’s Proof of Concept Trial, or sooner if so requested by Kythera or reflected in Exhibit 5.2, Kythera will notify Actelion in writing if Kythera wants the Manufacturing Information transferred to: (a) Kythera; or (b) a Third Party manufacturer reasonably acceptable to Kythera.  As soon as is practicable after receiving Kythera’s notice, Actelion will cause its third party manufacturer to transfer to Kythera or such Third Party manufacturer, as the case may be, the Manufacturing Information listed in Exhibit 5.2.  The reasonable costs and expenses incurred by Actelion in carrying out such transfer and approved in advance by Kythera will be reimbursed [***] percent ([***]%) by Kythera.

6.                                    LICENSES

6.1         Licenses to Kythera.

(a)          Subject to the terms and conditions of this Agreement, Actelion hereby grants to Kythera an exclusive (even as to Actelion except to the extent necessary to fulfill its obligations under this Agreement), sublicensable (pursuant to Section 6.3), transferable (solely pursuant to Section 13.9), royalty-bearing license under the Actelion Licensed Patents to Research, Develop, make, have made, use, sell, offer for sale, import and otherwise Commercialize Compounds and/or Licensed Products in the Field in the Territory.

(b)          Subject to the terms and conditions of this Agreement, Actelion hereby grants to Kythera a non-exclusive, sublicensable (pursuant to Section 6.3), transferable (solely pursuant to Section 13.9), royalty-free license under the Actelion Licensed Know-How to Research, Develop, make, have made, use, sell, offer for sale, import and otherwise Commercialize Compounds and/or Licensed Products in the Field in the Territory. Kythera shall support Actelion or other non-exclusive licensees regarding any request for information or documentation from health authorities relating to such non-exclusive licenses on the condition that Actelion and other non-exclusive licensees support Kythera regarding any request for information or documentation from health authorities relating to such non-exclusive licenses.

(c)          Subject to the terms and conditions of this Agreement, Actelion hereby grants to Kythera a non-exclusive, sublicensable (pursuant to Section 6.3), transferable (solely pursuant to Section 13.9), royalty-free license under the Actelion Related Patents to Research, Develop, make, have made, use, sell, offer for sale, import and otherwise Commercialize Compounds and/or Licensed Products in the Field in the Territory.

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(d)          Subject to the terms and conditions of this Agreement, Actelion hereby grants to Kythera a non-exclusive, sublicensable (pursuant to Section 6.3), transferable (solely pursuant to Section 13.9), royalty-free license under the Actelion FTO Patents to Research, Develop, make, have made, use, sell, offer for sale, import and otherwise Commercialize Compounds and/or Licensed Products in the Territory.  The “Actelion FTO Patents” mean any Patents that: (i) are not Actelion Licensed Patents or Actelion Related Patents; (ii) cover (A) manufacturing processes (including intermediates) or formulations of Compounds or Licensed Products, or (B) uses of Compounds or Licensed Products for hair growth or the prevention of hair loss; and (iii) Actelion or its Affiliates Controls as of the Effective Date or during the Term.

6.2         No Additional Licenses.  Except as expressly provided in Section 6.1, nothing in this Agreement grants either Party any right, title or interest in and to the intellectual property rights of the other Party (expressly, by implication or by estoppel).  For clarity, Actelion does not grant Kythera the right to use in any Licensed Product any compound, which compound or use thereof is covered by any intellectual property right (including any kind of regulatory exclusivity) Controlled by Actelion, other than one or more Compounds.

6.3         Sublicensing.  The licenses granted to Kythera in Section 6.1 will be freely sublicensable by Kythera as follows: (a) Kythera has the right to sublicense [***]; (b) Kythera has the right to sublicense [***]; and (c) Kythera has the right to sublicense [***].  Kythera will remain responsible for each permitted sublicensee’s compliance with the applicable terms and conditions of this Agreement. Any agreement with a sublicensee must include provisions substantially the same as those contained herein to ensure compliance with this Agreement.

6.4         Retained Rights.  Actelion retains the right for itself and its Affiliates to Manufacture, or arrange with Third Parties for the Manufacture of, Licensed Products solely to the extent required under Section 5.1.

6.5         Actelion Exclusivity.  Actelion will not (and Actelion will ensure that its Affiliates will not) Research, Develop, Manufacture (outside the scope of this Agreement) or Commercialize the Compounds during the Term.

7.                                    COMPENSATION

7.1         License Fee.  Within [***] ([***]) days after the Effective Date, Kythera will pay Actelion a license fee of One Million Five Hundred Thousand US Dollars ($1,500,000).

7.2         Milestone Payments to Actelion.

(a)          Development and Regulatory Milestones.  Subject to Section 7.2(b), Kythera will make the following, one-time milestone payments set forth below to Actelion after the first achievement of each indicated event for a Licensed Product by Kythera (or any of its Affiliates, licensees or sublicensees).

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Event	Milestone Payment
(i) [***]	$[***]
(ii) [***]	$[***]
(iii) [***]	$[***]
(iv) [***]	$[***]
(v) [***]	$[***]
(vi) [***]	$[***]
(vii) [***]	$[***]
(viii) [***]	$[***]
(ix) [***]	$[***]

(b)          Milestone Payment Limitations.  The milestone events described in Sections 7.2(a)(i) – (vi) will be paid once each, [***] for a Licensed Product.  Milestone events described in Sections 7.2(a)(vii) – (ix) will be paid once each, solely with respect to a Licensed Product [***], only after [***].  No other milestone payments will be owed by Kythera (or its Affiliates, licensees and sublicensees) with respect to a Licensed Product.

(c)          Milestone Payment Process.  Kythera will notify Actelion within [***] ([***]) days after the achievement of each milestone event described in Sections 7.2(a)(i) – (ix).  Actelion will invoice Kythera for the amount associated with the applicable milestone event, and Kythera will pay Actelion the applicable amount within [***] ([***]) days of receipt of the invoice.

7.3         Royalty Payments to Actelion for Net Sales of Licensed Products.  Kythera will pay to Actelion royalties on Net Sales by Kythera (or its Affiliates, licensees or sublicensees) of Licensed Products.   Royalties for Net Sales of a given unit of a Licensed Product will be owed under either Section 7.3(a) or under Section 7.3(b), and, if both an oral and a topical formulation are being sold royalties will be owed under Section 7.3(a) for units that are oral formulations and Section 7.3(b) for units that are topical formulations.

(a)          For orally-dosed formulations of Licensed Products:

Portion of Net Sales of Licensed Products in the Territory in a calendar year	Royalty Rate

[***]%

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Portion of Net Sales of Licensed Products in the Territory in a calendar year	Royalty Rate

Less than or equal to $[***]

Greater than $[***] and less than or equal to $[***]	[***]%

Greater than $[***]	[***]%

(b)          For topical formulations of Licensed Products:

Portion of Net Sales of Licensed Products in the Territory in a calendar year	Royalty Rate

Less than or equal to $[***]	[***]%

Greater than $[***] and less than or equal to $[***]	[***]%

Greater than $[***]	[***]%

7.4         Third Party Royalties for Licensed Products in the Territory.  Kythera may deduct from the royalties it would otherwise owe to Actelion pursuant to Section 7.3 for a particular Licensed Product, [***] percent ([***]%) of all royalties payable to one or more Third Party(ies) in consideration for rights [***] to Develop, Manufacture or Commercialize such Licensed Product (where such rights are identified by Kythera after the Effective Date), up to a maximum deduction of [***] percent ([***]%) of the royalties otherwise due to Actelion for such Licensed Product pursuant to Section 7.3.

7.5         Quarterly Payments and Reports.  All royalties due under Section 7.3 will be paid quarterly, on a country-by-country basis, within [***] ([***]) days after the end of the relevant quarter for which royalties are due.  Kythera will provide to Actelion within [***] ([***]) days after the end of each quarter a report that summarizes the Net Sales of a Licensed Product during such quarter.  Such reports will also include detailed information regarding the calculation of royalties due pursuant to Section 7.3, including allowable deductions in the calculation of Net Sales of Licensed Products on which royalties are paid.

7.6         Term of Royalties.  Actelion’s right to receive royalties under Section 7.3 will begin on the First Commercial Sale of a Licensed Product in a country and expire, on a country-by-country and Licensed Product-by-Licensed Product basis, upon the later to occur of: (a) seven (7) years from First Commercial Sale of such Licensed Product in such country, and (b) expiration in such country of the last Valid Claim of such Licensed Product (the “Royalty Term”); provided, however, that if such last Valid Claim expires prior to seven (7) years after such First Commercial Sale, then, as of the date of the expiry of such last Valid Claim, royalties on Net Sales of Licensed Products in such country will be reduced by [***]% for the remainder of the Royalty Term.  Notwithstanding the foregoing, the Royalty Term for Net Sales in a country in the Territory will

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expire when reported sales revenues for a Generic Licensed Product over any [***] ([***]) consecutive calendar quarters in such country have achieved [***] percent ([***]%) or more of the average Net Sales of Licensed Products in such country during the [***] ([***]) consecutive calendar quarters [***] in which such Generic Licensed Product is first sold commercially in such country.

7.7         Payment Method.  All payments due under this Agreement to Actelion will be made by bank wire transfer in immediately available funds to an account designated by Actelion.  All payments hereunder will be made in Dollars.

7.8         Taxes.  Except for taxes on Actelion’s income, Kythera shall be liable for and pay all taxes imposed in connection with any and all payments under this Agreement.

7.9         Sublicenses.  In the event Kythera grants any permitted licenses or sublicenses to Third Parties to sell Licensed Products that are subject to royalty payments under Section 7.3, Kythera will have the responsibility to account for and report sales of any Licensed Product by a licensee or a sublicensee on the same basis as if such sales were Net Sales by Kythera.  Kythera will pay to Actelion: (a) royalties on such sales as if such sales of the licensee or sublicensee were Net Sales of Kythera or any of its Affiliates; and (b) milestones payments pursuant to Section 7.2 based on the achievement by such licensee or sublicensee of any milestone event contemplated in such Section 7.2 as if such milestone event had been achieved by Kythera or any of its Affiliates hereunder.  Any sales by Kythera’s Affiliates and sublicensees of Kythera or such sublicensee’s Affiliates, in each case to Third Parties, will be aggregated with sales by Kythera for the purpose of calculating the aggregate Net Sales in Section 7.3.

7.10      Foreign Exchange.  Conversion of sales recorded in local currencies to Dollars will be performed in a manner consistent with Kythera’s normal practices used to prepare its audited financial statements for internal and external reporting purposes, which uses a widely accepted source of published exchange rates, and such methodology will be included in the Net Sales Report provided to Actelion.

7.11      Records.  Kythera will keep (and will ensure that its Affiliates, licensees and sublicensees will keep) such records as are required to determine, in a manner consistent with GAAP and this Agreement, the sums or credits due under this Agreement.  All such books, records and accounts will be retained by Kythera until the later of: (a) three (3) years after the end of the period to which such books, records and accounts pertain; and (b) the expiration of the applicable tax statute of limitations (or any extensions thereof), or for such longer period as may be required by applicable law, rule or regulation.  Kythera will require its licensees and sublicensees to provide to Kythera a report detailing the Net Sales calculations made by such licensee or sublicensee, which report will be made available to Actelion in connection with any audit conducted by Actelion pursuant to Section 7.12.

7.12      Audits.  Actelion will have the right to have an independent certified public accountant, reasonably acceptable to Kythera, to have access during normal business hours, and upon reasonable prior written notice, to examine only those records of Kythera (and its Affiliates, licensees and sublicensees) as may be reasonably necessary to determine, with respect to any calendar year ending not more than three (3) years prior to Actelion’s request, the correctness or completeness of any report or payment made under this Agreement.  The foregoing right of review

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may be exercised only once per year and only once with respect to each such periodic report and payment.  Results of any such examination will be: (a) limited to information relating to the Licensed Products; (b) made available to both Parties; and (c) subject to Article 9.  Actelion will bear the full cost of the performance of any such audit, unless such audit discloses a variance to the detriment of Actelion of more than five percent (5%) from the amount of the original report, royalty or payment calculation, in which case Kythera will bear the full cost of the performance of such audit.  The results of such audit will be final, absent manifest error.

7.13      Interest.  Any undisputed payments or portions thereof due hereunder that are not paid on the date such payments are due under this Agreement will bear interest at a rate equal to the lesser of: (a) [***] ([***]) percentage points above the Prime Rate as published by Citibank, N.A., New York, New York, or any successor thereto, at 12:01 a.m. on the first day of each quarter in which such payments are overdue; or (b) the maximum rate permitted by law, in each case calculated on the number of days such payment is delinquent, compounded monthly.

7.14      Payments to or Reports by Affiliates.  Any payment required under any provision of this Agreement to be made to either Party or any report required to be made by any Party will be made to or by an Affiliate of that Party if designated in writing by that Party as the appropriate recipient or reporting entity.

8.                                    PATENT PROSECUTION AND ENFORCEMENT

8.1         Ownership.

(a)          The inventorship of all Sole Inventions and Joint Inventions will be determined in accordance with the U.S. patent law.

(b)          Actelion will own the entire right, title and interest in and to any and all of its Actelion Related Patents and of its Sole Inventions, and Patents claiming such Sole Inventions (“Actelion Sole Invention Patents”).  Kythera will own the entire right, title and interest in and to any and all of its Sole Inventions, and Patents claiming only such Sole Inventions (and no Joint Inventions) (“Kythera Sole Invention Patents”).  Kythera and Actelion will be joint owners in and to any and all Joint Inventions and Patents claiming such Joint Inventions (“Joint Invention Patents”).  Kythera and Actelion as joint owners will each have the right to exploit, to grant licenses under, to assign and to otherwise dispose of such Joint Inventions, without an accounting or obligation to, or consent required from, the other Party, but subject to the licenses hereunder and the other terms and conditions of this Agreement.  Each Party grants to the other Party a nonexclusive, fully-paid, royalty-free, irrevocable, perpetual and sublicensable license under the Joint Invention Patents to make, use, sell, offer for sale and import inventions claimed in the Joint Invention Patents

(c)          All employees, agents and contractors of each Party will be under written obligation to assign any inventions and related intellectual property to the Party for whom they are employed or are providing services.

(d)          Solely for the purposes of this Section 8, the Parties acknowledge and agree that this Agreement will be deemed to be a “Joint Research Agreement” as defined under 35 U.S.C. 103(c).

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8.2         Disclosure.  Each Party will submit a written report to the other Party, no less frequently than within [***] ([***]) days after the end of each quarter, describing any Joint Invention arising during the prior quarter in the course of the Agreement which it believes may be patentable or at such earlier time as may be necessary to preserve patentability of such invention. For the avoidance of doubt, if a Party believes that there was no patentable Joint Invention during the prior quarter, no report will be submitted.  Actelion will provide (at its expense) to Kythera such assistance and execute such documents as are reasonably necessary to permit the filing and prosecution of such patent application to be filed on such Joint Invention, or the issuance, maintenance, extension or assignment of any resulting Patent.

8.3         Patent Prosecution and Maintenance; Abandonment.

(a)          Prosecution and Maintenance.

(i)           Filing, Prosecution and Maintenance by Kythera.  Within [***] ([***]) days after the Effective Date, Actelion will provide Kythera all files related to the preparation, filing, prosecution and maintenance (including any interferences, reissues, reexaminations and oppositions) of the Actelion Licensed Patents.  Kythera will be responsible for the preparation, filing, prosecution and maintenance (including any interferences, reissues, reexaminations and oppositions) of all Actelion Licensed Patents that are exclusively licensed to Kythera under Section 6.1 and the Joint Invention Patents (collectively, the “Kythera Prosecuted Patents”), provided that such responsibilities may be carried out by external patent counsel or vendor selected by Kythera, or by Kythera internal patent counsel in conjunction with external patent counsel or vendor selected by Kythera (and, regarding payment of annuities and maintenance fees, Kythera may seek to maintain the current vendor relationship with the existing annuity service provider for the Actelion Licensed Patents); and, provided further, that: (1) Kythera will begin prosecuting the Actelion Licensed Patents (as indicated on Exhibit 1.2) within [***] ([***])] days of receiving the last of the files for the Actelion Licensed Patents; and (2) Kythera will begin maintenance of the Actelion Licensed Patents (as indicated on Exhibit 1.2) within [***] ([***]) days of receiving the last of the files for the Actelion Licensed Patents.  Kythera, or its external counsel or vendor, will provide Actelion with a written update of the filing, prosecution and maintenance status (including payments of annuities and maintenance fees) for each of the Kythera Prosecuted Patents on a quarterly basis, and Kythera (or its external counsel) will provide Actelion with drafts of proposed filings and prosecution documents to permit Actelion a reasonable opportunity for review and comment before such filings or documents are due.  Actelion will provide any comments at least [***] ([***]) days prior to the original response deadlines that are required for such filing (without regard to applicable extensions).  In the absence of a response from Actelion, Kythera may submit such proposed filings or prosecution documents in keeping with the terms of this Agreement.

(ii)          Patent Term Extension, Abandonment or Inadequate Maintenance by Kythera.

(1)          Patent Term Extension. If available, patent term extension (e.g., an extension in the United States under 35 USC 156 or equivalent extension in other countries) shall be requested and filed on Actelion Licensed Patents in any country in accordance with the respective regulations and requirements of that country.

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(2)          Abandonment.  If Kythera decides not to continue the prosecution or maintenance of a patent application or patent within the Kythera Prosecuted Patents in any country, Kythera will provide Actelion with notice of this decision at least [***] ([***]) days prior to any pending lapse or abandonment thereof (without regard to applicable extensions), and Actelion will thereafter have the right to assume responsibility for the filing, prosecution and maintenance of such patent or patent application by so notifying Kythera in writing.  If Actelion assumes such responsibility for such filing, prosecution and maintenance, then: (A) Kythera will cooperate as reasonably requested by Actelion to facilitate control of such filing, prosecution and maintenance by Actelion (especially, Kythera will immediately provide the respective files related to the preparation, filing, prosecution and maintenance (including any interferences, reissues, reexaminations and oppositions) of the patent application or patent); and (B) such patent application or patent will no longer be an Actelion Licensed Patent subject to the license in Section 6.1(a) and all rights will revert to Actelion.

(3)          [***] by Kythera.  If Kythera [***] within the Kythera Prosecuted Patents in a given country, and such patent is [***] in that country solely because of [***], then the royalty obligation under Section 7.3 associated with Licensed Products covered by such abandoned/not-extended patent in such country will continue in such country until the [***], had the patent [***].

(4)          [***].  Should Kythera [***] in a particular country, then for that country, the royalty obligation under Section 7.3 associated with Licensed Products in such country will [***], or not [***]. In the event that Kythera [***] and such [***], the [***] will [***] this Section 8.3(a)(ii)(4).

(5)          Royalty Term in case of Section 8.3 (a)(ii)(3) or Section 8.3 (a)(ii)(4).  For purposes of Section 7.6, a Valid Claim is [***], and any available extension thereof (as described in Section 8.3(a)(ii)(1)), had the [***]. The royalty reduction of [***]%  within the [***] and the expiry of the Royalty Term [***] will only apply after the [***], and any [***], had the [***].

(iii)         Kythera Sole Invention Patents.  Kythera will be responsible for the filing, prosecution (including any interferences, reissues, reexaminations and oppositions) and maintenance of all Sole Invention Patents Controlled by Kythera.

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(iv)         Copies of Files.  Kythera will provide copies of files of any Actelion Licensed Patent if requested by Actelion with good cause (e.g. in case needed for requesting patent term extensions and the like).

(b)          Payment of Prosecution Costs.  Kythera will pay the expenses associated with the filing, prosecution (including any interferences, reissue proceedings, reexaminations and oppositions) and maintenance of: (i) its Sole Inventions Patents; and (ii) any Kythera Prosecuted Patents prosecuted by Kythera under Section 8.3(a)(i).   Actelion will pay the expenses associated with the filing, prosecution (including any interferences, reissue proceedings, reexaminations and oppositions) and maintenance of any Actelion Related Patents and any Actelion FTO Patents.

8.4         Enforcement of Patent Rights.  If either Party becomes aware of a suspected infringement of any Actelion Licensed Patents or Joint Invention Patents through the development, manufacture or sale of a Licensed Product by a Third Party, such Party will notify the other Party promptly, and following such notification, the Parties will confer.  Kythera will have the first right, but will not be obligated, to bring an infringement action against such Third Party at its own expense and by counsel of its own choice, and Actelion will have the right to participate in such action, at its own expense and by counsel of its own choice.  If Kythera fails to bring such an action or proceeding prior to the earlier of: (a) [***] ([***]) days following Kythera’s receipt of notice of alleged infringement; or (b) [***] ([***]) days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, Actelion will have the right to bring and control any such action, at its own expense and by counsel of its own choice, and Kythera will have the right to be represented in any such action, at its own expense and by counsel of its own choice.  If a Party brings an infringement action pursuant to this Section 8.4, the other Party will reasonably assist the enforcing Party (at the enforcing Party’s expense) in such actions or proceedings if so requested, and will lend its name to such actions or proceedings if required by law in order for the enforcing Party to bring such action.  Neither Party will have the right to settle any patent infringement litigation under this Section 8.4 in a manner that diminishes the rights or interests of the other Party without the prior written consent of such other Party, such consent not to be unreasonably withheld or delayed.  In case Kythera brings such an action or proceeding, any recovery realized as a result of such litigation, after [***], will be [***]. In case Actelion brings such an action or proceeding, any recovery realized as a result of such litigation will be [***].

8.5         Data Exclusivity and Orange Book Listings.  With respect to data exclusivity periods (such as those periods listed in the FDA’s Orange Book (including any available pediatric extensions) or periods under national implementations of Directive 2001/EC/83, and all international equivalents), Kythera will use Commercially Reasonable Efforts consistent with its obligations under applicable law (including any applicable consent order) to seek, maintain and enforce all such data exclusivity periods available for the Licensed Products.  With respect to filings in the FDA Orange Book (and foreign equivalents) for issued patents for a Licensed Product, upon request by Kythera (and at Kythera’s expense), Actelion will provide reasonable cooperation to Kythera in filing and maintaining such Orange Book (and foreign equivalent) listings.

8.6         Patent Term Extension.  Actelion will cooperate with any of Kythera’s efforts to obtain patent term extension (including any pediatric exclusivity extensions as may be available) or

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supplemental protection certificates or their equivalents in any country with respect to patent rights covering the Licensed Products.

8.7         Notification of Patent Certification.  Actelion will notify and provide Kythera with copies of any allegations of alleged patent invalidity, unenforceability or non-infringement of an Actelion Licensed Patent hereunder, including allegations pursuant to a Paragraph IV Patent Certification by a third party filing an Abbreviated New Drug Application, an application under §505(b)(2) of the Federal Food, Drug, and Cosmetic Act or other similar patent certification by a third party, and any foreign equivalent thereof.  Such notification and copies will be sent to Kythera by Actelion as soon as practicable and at least within [***] ([***]) days after Actelion receives such certification.

8.8         Defense of Third Party Claims.  If a claim is brought by a Third Party that any Compound under the Agreement infringes the intellectual property rights of such Third Party, each Party will give prompt written notice to the other Party of such claim, and following such notification, the Parties will confer on how to respond.

8.9         Kythera may not limit the scope of protection of any Actelion Licensed Patent, for instance in prosecution, opposition, litigation and the like, without prior written consent of Actelion, such consent not to be unreasonably withheld or delayed.

9.                                    CONFIDENTIALITY

9.1         Nondisclosure of Confidential Information.  Subject to Section 9.2, all Information and Materials disclosed by one Party to the other Party pursuant to this Agreement, and, subject to Section 9.7, Information that is generated pursuant to this Agreement with respect to Compounds or Licensed Products (for so long as such Compound or Licensed Product is not removed from the Agreement as a result of a Licensed Product specific termination pursuant to Section 10.2), will be “Confidential Information” for all purposes hereunder.  The terms of this Agreement will be considered Confidential Information of both Parties.  The Parties agree that during the period from the Effective Date through the Term, and for a period of [***] ([***]) years thereafter, a Party receiving Confidential Information of the other Party will: (a) use Commercially Reasonable Efforts to maintain in confidence such Confidential Information (but not less than those efforts as such Party uses to maintain in confidence its own proprietary industrial information of similar kind and value) and not to disclose such Confidential Information to any Third Party without prior written consent of the other Party (such consent not to be unreasonably withheld, delayed or conditioned), except for disclosures made in confidence to any Third Party under terms consistent with this Agreement; and (b) not use such other Party’s Confidential Information for any purpose except those permitted by this Agreement (it being understood that this Section 9.1 will not create or imply any rights or licenses not expressly granted under Article 6, and it is also understood that, upon termination of this Agreement, a Party’s right to use the Confidential Information of the other Party will cease).

9.2         Exceptions.  The obligations in Section 9.1 will not apply with respect to any portion of the Confidential Information that the receiving Party can show by competent written proof:

(a)          is publicly disclosed by the disclosing Party, either before or after it is disclosed to the receiving Party hereunder;

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(b)          was known to the receiving Party or any of its Affiliates, without obligation to keep it confidential, prior to disclosure by the disclosing Party;

(c)          is subsequently disclosed to the receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without obligation to keep it confidential;

(d)          is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the receiving Party, and is not directly or indirectly supplied by the receiving Party in violation of this Agreement; or

(e)          has been independently developed by employees or contractors of the receiving Party or any of its Affiliates without the aid, application or use of the disclosing Party’s Confidential Information.

9.3         Authorized Disclosure.  A Party may disclose the Confidential Information disclosed by the other Party to the extent such disclosure is reasonably necessary in the following instances; provided that notice of any such disclosure will be sent as soon as practicable to the other Party:

(a)          during the Term, when filing or prosecuting Patents covering Sole Inventions, Joint Inventions or Licensed Products, in each case pursuant to activities under this Agreement;

(b)          during the Term, when making regulatory filings;

(c)          when prosecuting or defending litigation;

(d)          when complying with applicable governmental laws and regulations or complying with the requirements of the national securities exchanges or other stock markets on which such Party’s securities are traded; and

(e)          when disclosing to a receiving Party’s: Affiliates; potential or actual collaborators, partners, and licensees (including potential co-marketing and co-promotion contractors); potential or actual investment bankers, acquirers, lenders or investors; employees; consultants; and agents, each of whom, prior to disclosure, must be bound by similar obligations of confidentiality and non-use as set forth in this Article 9; provided that a confidentiality and non-use period of [***] ([***]) years will be sufficient.

9.4         Termination of Prior Agreements.  As of the Effective Date, this Agreement terminates the confidential disclosure agreement that is between Actelion and Kythera and that is effective as of December 13, 2013 (such confidential disclosure agreement, as amended, the “Prior CDA”).  All Information exchanged between the Parties with respect to Licensed Products under the Prior CDA will be deemed Confidential Information and will be subject to the terms of this Article 9.

9.5         Publicity.  The Parties agree that the public announcement by Kythera of the execution of this Agreement will be substantially in the form of the press release attached as Exhibit 9.5.  Any other publication, news release or other public announcement relating to the execution of this Agreement will first be reviewed and approved by both Parties; provided,

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however, that any securities filing that is required by law, rule or regulation, including disclosures required by the U.S. Securities and Exchange Commission, or made pursuant to the requirements of the national securities exchange or other stock market on which such Party’s securities are traded, as advised by the disclosing Party’s counsel, will be made pursuant to Section 9.6.

9.6         Securities Filings.  If a Party is required by applicable law, rule or regulation to make a securities filing relating to the execution of this Agreement with the appropriate governmental authorities (including the U.S. Securities and Exchange Commission, and any securities exchange on which securities of such Party are listed), then the Party under such requirement will prepare a draft of such securities filing for review and comment by the other Party.  If such securities filing includes the disclosure of this Agreement and its terms, the Party under such disclosure obligation will include a confidential treatment request and a proposed redacted version of this Agreement as part of such draft.  Such draft securities filing will be provided to the other Party reasonably in advance of the deadline for such securities filing, and the other Party agrees to promptly (and in any event, no less than [***] ([***]) days (or such shorter time to meet any filing deadline where it was not practical to provide the other Party with [***] ([***])-days’ notice) after receipt of such confidential treatment request and proposed redactions) give its input in a reasonable manner in order to allow the Party seeking disclosure to file its request within the timelines proscribed by the regulations of applicable governmental authorities or securities exchange.  The Party seeking such disclosure will exercise Commercially Reasonable Efforts to obtain confidential treatment of this Agreement from the applicable governmental authority or securities exchange as represented by the redacted version reviewed by the other Party.

9.7         Publications.  Subject to Section 9.3 and Section 9.6 (for securities filings), each Party agrees to provide the other Party the opportunity to review any proposed disclosure that contains Confidential Information of the other Party and that would or may constitute an oral, written or electronic public disclosure if made (including the full content of proposed abstracts, manuscripts or presentations relating to Compound), or which otherwise may contain Confidential Information, at least [***] ([***]) days prior to its intended submission for publication and agrees, upon request, not to submit any such abstract or manuscript for publication until the other Party is given a reasonable period of time to secure patent protection for any material in such publication which it believes to be patentable, such reasonable period not to exceed [***] ([***]) months.  Both Parties understand that a reasonable commercial strategy may require delay of publication of information or filing of patent applications.  The Parties agree to review and consider delay of publication and filing of patent applications under certain circumstances.  The Liaisons (or the Parties), as appropriate, will review such requests and recommend subsequent action.  Subject to Section 9.3 and Section 9.6 (for securities filings), neither Party will have the right to publish or present Confidential Information of the other Party which is subject to Section 9.1.  Nothing contained in this Section 9.7 will prohibit the inclusion of Confidential Information of the non-filing Party necessary for a patent application, provided the non-filing Party is given a reasonable opportunity to review the extent and necessity for its Confidential Information to be included prior to submission of such patent application related to the Agreement.  Any disputes between the Parties regarding delaying a publication or presentation to permit the filing of a patent application will be referred to the Liaisons (or the Parties), as appropriate.

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10.                            TERM AND TERMINATION

10.1      Term.  This Agreement will become effective on the Effective Date and will remain in effect until the expiration of all payment obligations under Article 7, unless earlier terminated in accordance with Section 10.2 or by mutual written agreement of the Parties (the “Term”).  Upon the expiration of the Term with respect to a Licensed Product in a country, Kythera will have a fully-paid, perpetual license under Section 6.1 for the making, using, selling, offering for sale and importing of such Licensed Product in such country.

10.2      Termination Provisions.

(a)          Termination for Uncured Material Breach.  Subject only to Section 12.5, if either Party believes that the other is in material breach of this Agreement (including any material breach of a representation or warranty made in this Agreement), then the non-breaching Party may deliver notice of such breach to the other Party.  In such notice the non-breaching Party will identify the actions or conduct that such Party would consider as an acceptable cure of such breach.  The allegedly breaching Party will have thirty (30) days to cure such breach; provided, however, if the allegedly breaching Party disputes in good faith the existence of a material breach, the thirty (30) day cure period will be tolled until such time as the dispute is resolved by the Parties pursuant to Section 13.1(a).  If the Party receiving notice of breach fails to cure such breach within the 30-day period (as may be tolled by the foregoing sentence), then the Party originally delivering the notice may terminate this Agreement by providing at least thirty (30) days advance written notice to the allegedly breaching Party.

(b)          Termination in case of insolvency.  If either Party (the “Insolvent Party”): (i) becomes insolvent, or institutes or has instituted against it a petition for bankruptcy or is adjudicated bankrupt; or (ii) executes a bill of sale, deed of trust, or a general assignment for the benefit of creditors; or (iii) is dissolved or subject to Section 13.9, transfers a substantial portion of its assets to a Third Party; or (iv) a receiver is appointed for the benefit of its creditors, or a receiver is appointed on account of insolvency; then the Insolvent Party will immediately notify the other Party in writing of such event, and such other Party will be entitled to terminate this Agreement immediately upon written notice to the Insolvent Party.

(c)          Termination by Kythera At-will.  Kythera will have the right to terminate this Agreement at-will, in whole or on a Licensed Product-by-Licensed Product basis, upon providing at least ninety (90) days prior written notice to Actelion, at the end of which the termination will be effective.  Notwithstanding the foregoing, Kythera may not terminate at-will during an on-going clinical trial of a Licensed Product, except for reasons of patient safety.

10.3      Survival; Effect of Termination.

(a)          In the event of termination of this Agreement, the following provisions of this Agreement will survive: Articles 1 (Definitions) and 12 (Indemnification); and Sections 7.11 (Records), 8.1 (Ownership of IP), 8.3 (solely with respect to Joint Invention Patents), 8.4 (solely with respect to Joint Invention Patents), 9.1, 9.2, 9.3, 9.4, 10.3, 10.4, 10.5 (but only in case of termination by Kythera under 10.2 (b)), 13.1, 13.2, 13.3, 13.7, 13.8, 13.10 and 13.13.

(b)          In any event, termination of this Agreement will not: (i) relieve the Parties of any liability which accrued hereunder prior to the effective date of such termination; (ii) preclude

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either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement; or (iii) prejudice either Party’s right to obtain performance of any obligation.

10.4      Licenses and Rights on Termination.

(a)          Termination under Section 3.1. or Section 10.2(a) or Section 10.2(b) by Actelion or under Section 10.2(c) by Kythera.  If Actelion terminates this Agreement pursuant to Section 3.1, Section 10.2(a) or Section 10.2(b), or if Kythera terminates this Agreement pursuant to Section 10.2(c), then the license granted to Kythera under Section 6.1 will automatically terminate and revert to Actelion.  All [***] Compound and/or Licensed Product [***] in a [***]. Kythera shall provide Actelion with a report regarding the status, including, but not limited to possible outstanding issues, of any filings with Regulatory Authorities. Furthermore, the Parties shall notify relevant Regulatory Authorities of the transfer as required by local rules or regulations.

(b)          Kythera’s Alternative Right to Termination.  If Kythera has the right to terminate this Agreement pursuant to Section 10.2(a) because Actelion is the breaching Party, then Kythera will have the right, in lieu of its right to terminate the entire Agreement, to have all licenses granted by Actelion under this Agreement survive, subject to Kythera’s fulfillment of fifty percent (50%) of its payment obligations under Article 7 after what would be the effective date of such termination.

10.5      Assignment of Actelion Licensed Patents.  Actelion hereby irrevocably assigns to Kythera the Actelion Licensed Patents; provided, however, that such assignment will be under the suspensive condition of a termination of this Agreement by Kythera pursuant to Section 10.2(b).  Kythera hereby accepts such assignment.  In consideration for such assignment, Kythera will pay to Actelion an amount equal to [***], where the Parties agree that such [***] will be equal to the [***].  Furthermore, the Parties agree that such [***] will be paid by Kythera to Actelion [***].  Once Kythera has paid Actelion [***], Kythera will automatically owe no further amounts to Actelion for the assignment of the Actelion Licensed Patents.

11.                            REPRESENTATIONS AND WARRANTIES AND COVENANTS

11.1      Mutual Authority.  Actelion and Kythera each represents and warrants to the other Party as of the Effective Date that: (a) it has the authority and right to enter into and perform this Agreement; (b) this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms, subject to applicable limitations on such enforcement based on bankruptcy laws and other debtors’ rights; and (c) the execution, delivery and performance of this Agreement will not conflict in any material fashion with the terms of any other agreement or instrument to which it is or becomes a party or by which it is or becomes bound, nor violate any law

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or regulation of any court, governmental body or administrative or other agency having authority over it.

11.2      Actelion Representations and Warranties.  Actelion represents and warrants to Kythera that, as of the Effective Date:

(a)          Actelion owns the Actelion Licensed Patents and has made all filings and payments, and taken all other actions required to be made or taken, to maintain the Actelion Licensed Patents so that the Actelion Licensed Patents are not abandoned;

(b)          To the best of Actelion’s knowledge, the composition of matter or method of manufacture of the Compounds do not infringe any Patents owned by a Third Party or misappropriate any Third Party’s trade secrets;

(c)          Actelion and its Affiliates do not own, or have a license to, any Patents directed to or claiming any Compounds, other than the Actelion Licensed Patents;

(d)          no Compound is subject either to a license with a Third Party, or an option for a license, pursuant to an agreement between Actelion and any Third Party (other than material transfer agreements between Actelion and academic institutions);

(e)          there are no rights that Actelion or its Affiliates currently own, or to which Actelion or its Affiliates currently has a license, that are within the Actelion Licensed Patents or Actelion Licensed Know-How (or that would be but for the terms of any agreement pursuant to which it has given up Control thereof, or pursuant to which it has rights to such Patents or Information but lacks Control thereof), to which it cannot grant a license of the scope in this Agreement;

(f)           Actelion has unencumbered rights to grant licenses of the scope in this Agreement under Patents that are either owned by Actelion or its Affiliates or are the subject of a license from a Third Party to Actelion that includes the right to sublicense, in each case to the extent such Patents claim any Compound;

(g)          the scientific Information relating to setipiprant that Actelion or its Affiliates delivered or made available to Kythera (whether directly or through its Third Party advisors) prior to the Effective Date (including any Information regarding the safety, efficacy, toxicology, potential side effects, pharmacokinetics, and pharmacodynamics of setipiprant) is representative of the complete set of scientific Information in the Control of Actelion and its Affiliates as of the Effective Date that relates to setipiprant, and Actelion and its Affiliates have not withheld from Kythera any unfavorable data or results of any pre-clinical or clinical studies of setipiprant, including unfavorable data and results of any pharmacokinetic, absorption, distribution, metabolism or excretion studies undertaken with respect to setipiprant;

(h)          Actelion’s IND for setipiprant is accurate, true and complete up to the date of inactivation, which is [***], except for any data provided by Actelion to Kythera pursuant to Section 2.2(a)(iii);

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(i)           except for the [***] tablet form of setipiprant, the Chemistry, Manufacturing and Controls (“CMC”) portion of Actelion’s IND for setipiprant is accurate, true and complete up to the date of inactivation, which is [***];

(j)           the scientific Information given to Kythera purporting to be associated with the Compounds actually is so associated, and any physical samples given to Kythera under this Agreement are Compounds; and

(k)          To the best of Actelion’s knowledge, Actelion and its Affiliates Control, with respect to the license set forth in Section 6.1 for the Compounds and Licensed Products containing or comprising such Compounds, all reasonably relevant intellectual property relating to Compounds that was generated by any Third Party in the course of such Third Party’s testing or other use of the Compounds pursuant to an agreement between Actelion (or its Affiliate) and such Third Party entered into prior to the Effective Date (other than material transfer agreements between Actelion and academic institutions).

11.3      Performance by Affiliates.  The Parties recognize that each Party may perform some or all of its obligations under this Agreement through Affiliates; provided, however, that each Party will remain responsible and guarantee performance by its Affiliates and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  In particular, if any Affiliate of a Party participates under this Agreement with respect to Compounds: (a) the restrictions of this Agreement which apply to the activities of a Party with respect to Compounds will apply equally to the activities of such Affiliate; and (b) the Party affiliated with such Affiliate will assure, and hereby guarantees, that any intellectual property developed by such Affiliate will be governed by the provisions of this Agreement (and subject to the licenses set forth in Article 6) as if such intellectual property had been developed by the Party.

12.                            INDEMNIFICATION AND LIMITATION OF LIABILITY

12.1      Mutual Indemnification.  Subject to Section 12.3, each Party hereby agrees to indemnify, defend and hold harmless the other Party, its Affiliates, and their respective directors, employees and agents from and against any and all Third Party suits, claims, actions, demands, liabilities, expenses and/or losses, including reasonable legal expenses and reasonable attorneys’ fees (“Loss(es)”) to the extent such Losses result from any: (a) breach of any representation or warranty contained in the Agreement by the indemnifying Party; (b) breach of the Agreement or applicable law by such indemnifying Party; or (c) negligence or willful misconduct of the indemnifying Party, its Affiliates or (sub)licensees, or their respective directors, employees and agents in the performance of the Agreement.

12.2      Indemnification by Kythera.  Subject to Section 12.3, Kythera hereby agrees to indemnify, defend and hold harmless Actelion and its directors, employees and agents from and against any and all Losses to the extent such Losses result from the manufacture, use, handling, storage, sale or other disposition of Licensed Products by Kythera or its Affiliates, agents or sublicensees, except to the extent such Losses result from any negligence, gross negligence or willful misconduct by Actelion, its Affiliates or (sub)licensees, or their respective directors, employees and agents in the performance of the Agreement.

12.3      Conditions to Indemnification.  As used herein, “Indemnitee” will mean a Party entitled to indemnification under the terms of Sections 12.1 or 12.2.  A condition precedent to each

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Indemnitee’s right to seek indemnification under such Sections 12.1 or 12.2 is that such Indemnitee will:

(a)          inform the indemnifying Party under such applicable Section 12.1 or Section 12.2 of a Loss as soon as reasonably practicable after it receives notice of the Loss;

(b)          permit the indemnifying Party to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Loss (including the right to settle the claim solely for monetary consideration); provided, that the indemnifying Party will seek the prior written consent (such consent not to be unreasonably withheld, delayed or conditioned) of any such Indemnitee as to any settlement which would materially diminish or materially adversely affect the scope, exclusivity or duration of any Patents licensed under this Agreement, would require any payment by such Indemnitee, would require an admission of legal wrongdoing in any way on the part of an Indemnitee, or would effect an amendment of this Agreement; and

(c)          fully cooperate (including providing access to and copies of pertinent records and making available for testimony relevant individuals subject to its control) as reasonably requested by, and at the expense of, the indemnifying Party in the defense of the Loss.

If an Indemnitee has complied with all of the conditions described in Sections 12.3(a) – (c), as applicable, the indemnifying Party will supply attorneys reasonably acceptable to the Indemnitee to defend against any such Loss.  Subject to the foregoing, an Indemnitee may participate in any proceedings involving such Loss using attorneys of the Indemnitee’s choice and at the Indemnitee’s expense.  In no event may an Indemnitee settle or compromise any Loss for which the Indemnitee intends to seek indemnification from the indemnifying Party hereunder without the prior written consent of the indemnifying Party (such consent not to be unreasonably withheld, delayed or conditioned), or the indemnification under such Section 12.1 or 12.2 as to such Loss will be null and void.

12.4      Limitation of Liability.  EXCEPT FOR INDEMNIFICATION PROTECTION FROM THE OTHER PARTY PURSUANT TO SECTIONS 12.1 AND 12.2, IN NO EVENT WILL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THE AGREEMENT, UNLESS SUCH DAMAGES ARE DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LIABLE PARTY (INCLUDING GROSS NEGLIGENCE OR WILLFUL BREACH WITH RESPECT TO A PARTY’S REPRESENTATIONS AND WARRANTIES IN ARTICLE 11).

12.5      KBI Guarantee.  KBI hereby irrevocably guarantees to Actelion the due and punctual performance by Kythera of [***] and undertakes, upon the occurrence and continuance of [***], that KBI will duly and properly [***].  In the event of Kythera’s failure to fulfill its obligations as described in the previous sentence, within [***] ([***]) days after the date that Actelion has notified KBI in

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writing of such failure, if Kythera has not [***], KBI shall [***]. In case such failure at the same time constitutes a material breach of this Agreement according to Section 10.2 (a), Actelion will have the right to terminate this Agreement by providing [***] ([***]) days advance written notice only in case KBI should also [***] within [***] ([***]) days after the date that Actelion has notified KBI in writing of such failure.

13.                            MISCELLANEOUS

13.1      Dispute Resolution.

(a)          Except for any dispute described in Section 13.3 (which will be handled exclusively in accordance with Section 13.3), if any dispute, controversy or claim arises out of, relates to or connects with any provision of the Agreement (each, a “Disputed Matter”), the Parties will try to settle the Disputed Matter using informal dispute resolution and by referring the Disputed Matter to the Party’s respective Executive Officers.  Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and, within [***] ([***]) days after such notice, such Executive Officers will meet for attempted resolution by good faith negotiations.  If such Executive Officers are unable to resolve such Disputed Matter within [***] ([***]) days after their first meeting for such negotiations, the Parties will resolve their dispute using binding arbitration under Section 13.1(b).

(b)          If the Parties are unable to resolve a Disputed Matter using the process described in Section 13.1(a), then a Party seeking further resolution of the Disputed Matter will submit the Disputed Matter to resolution by final and binding arbitration administered by the International Chamber of Commerce, under the Rules of Arbitration of the International Chamber of Commerce (the “Rules”), except as otherwise provided herein and applying the substantive law specified in Section 13.2. Moreover, the Parties agree on the applicability of the “IBA Rules on the Taking of Evidence in International Commercial Arbitration”.  Whenever a Party will decide to institute arbitration proceedings, it will give written notice to that effect to the other Party, and the place of arbitration will be in Zurich, Switzerland.  The arbitration will be conducted by a panel of three (3) arbitrators, who will be appointed as follows: each Party will appoint a single arbitrator, and the two (2) arbitrators will agree on a third (3rd) arbitrator who will act as the chair of the arbitral tribunal, within ten (10) days after their appointment.  If the two (2) arbitrators are unable to agree on the third (3rd) arbitrator within such ten (10) days, then the third (3rd) arbitrator will be appointed by the International Chamber of Commerce in accordance with the Rules.  Each arbitrator must have business or legal experience in the biotechnology or pharmaceutical industry and, in addition, be knowledgeable in the specific field of dispute in question.  The arbitrators will not have the power to award damages excluded pursuant to Section 12.4, and any arbitral award that purports to award such damages is expressly prohibited and void ab initio.  Decisions of the arbitrators that conform to the terms of this Section 13.1(b) will be final and binding on the Parties, and enforcement of the award so rendered may be entered in any court of competent jurisdiction.  Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. The losing Party, as determined by the arbitrators, will pay all of the administrative costs and fees of the arbitration and the fees and costs of the arbitrators, and the arbitrators will be directed to provide for payment or reimbursement of such fees and costs by the losing Party.  If the arbitrators determine that there is no losing Party, the Parties will each bear

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or pay one-half (1/2) of those costs and fees and the arbitrator’s award will so provide.  Notwithstanding the foregoing, each Party is to bear or pay its own attorneys’ fees, expert or witness fees, and any other fees and costs, and no such fees or costs will be shifted to the other Party. Except to the extent necessary to confirm an award, enforce an award, or as may be required by law, neither a Party nor the arbitrators may disclose the existence, content, or results of an arbitration without the prior written consent of the Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the laws of Switzerland.

13.2      Governing Law.  Resolution of all disputes, controversies or claims arising out of, relating to or in connection with the Agreement or the performance, enforcement, breach or termination of the Agreement and any remedies relating thereto, will be governed by and construed under the substantive laws of Switzerland, to the exclusion of the UN Convention on Contracts for the International Sale of Goods, except as described in Section 8.1(a) where the inventorship of all Sole Inventions and Joint Inventions will be determined in accordance with the U.S. patent law.

13.3      Patents and Trademarks; Equitable Relief.

(a)          Any dispute, controversy or claim arising out of, relating to or in connection with: (i) the scope, validity, enforceability or infringement of any Patent rights covering the Research, Development, Manufacture or Commercialization any Licensed Product; or (ii) any trademark rights related to any Licensed Product, will in each case be submitted to a court of competent jurisdiction in the territory in which such Patent or trademark rights were granted or arose.

(b)          Any dispute, controversy or claim arising out of, relating to or in connection with the need to seek preliminary or injunctive measures or other equitable relief (e.g., in the event of a potential or actual breach of the confidentiality and non-use provisions in Article 9) need not be resolved through the procedure described in Section 13.1 but may be immediately brought in a court of competent jurisdiction.

13.4      Entire Agreement; Amendments.  This Agreement sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersedes and terminates all prior agreements and understandings between the Parties.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein.  No subsequent alteration or amendment of this Agreement will be binding upon the Parties unless it is covered in a document that identifies the specific provision that will be altered or amended, and such document is signed by an authorized officer of each Party.

13.5      Export Control.  This Agreement is made subject to any restrictions concerning the export of products or technical information from the U.S. or other countries which may be imposed upon or related to Actelion or Kythera from time to time.  Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity.

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3.6         Force Majeure.  Each Party will be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure (defined below) and the nonperforming Party promptly provides notice of the prevention to the other Party.  Such excuse will be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition.  For purposes of this Agreement, “force majeure” will include conditions beyond the control of the Parties, including an act of God, acts of terrorism, compliance with any regulation, law or order of any government, war, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe.

13.7      Notices.  Any notices given under this Agreement will be in writing, addressed to the Parties at the following addresses, and delivered by person, by facsimile (with receipt confirmation), by email (with receipt confirmation), or by FedEx or other reputable courier service.  Any such notice will be deemed to have been given: (a) as of the day of personal delivery; (b) one (1) day after the date sent by confirmed facsimile or confirmed email; or (c) on the day of successful delivery to the other Party confirmed by the courier service.  Unless otherwise specified in writing, the mailing addresses of the Parties will be as described below.

For Actelion:                                                           Actelion Pharmaceuticals, Ltd.
Gewerbestrasse 16
CH-4123 Allschwil
Switzerland
Facsimile No./Email:  [***]
Attention: EVP and Chief Business Development Officer

with a copy to (which will not constitute notice):

Facsimile No./Email:  [***]
Attention: General Counsel

For Kythera:                     Kythera Holdings, Ltd.

Clarendon House

2 Church Street, Hamilton HM 11, Bermuda

Email: bd@kytherabiopharma.com
Attention: Vice President for Strategy and Corporate Development

with a copy to (which will not constitute notice):

Latham & Watkins LLP
140 Scott Drive
Menlo Park, California 94025
Facsimile No.: (650) 463-2600
Attention: Alan Mendelson, Esq. and Judith Hasko, Esq.

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13.8                   Maintenance of Records Required by Law or Regulation.  Each Party will keep and maintain all records required by applicable law, rule or regulation with respect to Licensed Products and will make copies of such records available to the other Party upon request. Each Party retains the ownership of the documents generated by such Party during the Term.  Records shall be retained in the format they were generated in and archived for a period of at least five (5) years or according to applicable rules and regulations if longer. Any agreement with a sublicensee must include provisions substantially the same as those contained herein. Kythera will ensure compliance by such sublicensee with the above record retention obligation. Kythera will keep (and will ensure that its Affiliates, licensees and sublicensees will keep) such records as are required by applicable law, rule or regulation.

13.9                   Assignment.  Neither Party may assign or transfer this Agreement without the prior written consent of the other Party (such consent not to be unreasonably withheld, delayed or conditioned), except a Party may make such an assignment without the other Party’s consent to an Affiliate or to a Third Party successor to all or substantially all of the business of such Party to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other transaction; provided that any such permitted successor or assignee of rights and/or obligations hereunder has the financial, technical and business resources reasonably necessary to perform the obligations of the assignor (or, in the case of Kythera assigning to an Affiliate, if such Affiliates performance is guaranteed by KBI in accordance with the terms set forth in Section 12.5. hereof); provided further that any such permitted successor or assignee of rights and/or obligations hereunder is obligated, by reason of operation of law or pursuant to a written agreement with the other Party, to assume performance of this Agreement or such rights and/or obligations; and provided, further, that if assigned to an Affiliate, the assigning Party will remain jointly and severally responsible for the performance of this Agreement by such Affiliate (unless in the case of Kythera assigning to an Affiliate, if such Affiliates performance is guaranteed by KBI in accordance with the terms set forth in Section 12.5 hereof). Any permitted assignment will be binding on the successors of the assigning Party.  Any assignment or attempted assignment by either Party in violation of the terms of this Section 13.9 will be null and void.

13.10           Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or reasonably appropriate to carry out the purposes and intent of this Agreement.

13.11           Severability.  If any of the provisions of this Agreement are held to be invalid or unenforceable, the provision will be considered severed from this Agreement and will not serve to invalidate any remaining provisions hereof.  The Parties will make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

13.12           No Waiver.  Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter will not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, excepting only as to a waiver contained in a document that identifies the provision that is waived, identifies the period of time for the waiver, and is signed by the Parties.

13.13           Construction of this Agreement.  Except where the context otherwise requires, wherever used, the use of any gender will be applicable to all genders, and the word “or” are used

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in the inclusive sense.  When used in this Agreement, “including” means “including without limitation”.  References to either Party include the successors and permitted assigns of that Party.  The headings of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The Parties have each consulted counsel of their choice regarding this Agreement, and, accordingly, no provisions of this Agreement will be construed against either Party on the basis that the Party drafted this Agreement or any provision thereof.  If the terms of this Agreement conflict with the terms of any Exhibit, then the terms of this Agreement will govern.  The official text of this Agreement and any Exhibits hereto, any notice given or accounts or statements required by this Agreement, and any dispute proceeding related to or arising hereunder, will be in English.  In the event of any dispute concerning the construction or meaning of this Agreement, reference will be made only to this Agreement as written in English and not to any translation into any other language.

13.14           Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which will be an original and all of which will constitute together the same document.  Counterparts may be signed and delivered by facsimile, or electronically in PDF format, each of which will be binding when sent.

Signature page follows.

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IN WITNESS WHEREOF, the Parties have executed this Agreement by their proper officers.  The date that this Agreement is signed will not be construed to imply that the document was made effective on that date.

ACTELION PHARMACEUTICALS, LTD.,		KYTHERA HOLDINGS, LTD.

/s/ Nicholas Franco			/s/ Keith Leonard

By:	Nicholas Franco	By:	Keith Leonard

Title:	EVP & Chief Business Dev. Officer	Title:	Director

Date:	February 10, 2015	Date:	February 10, 2015

ACTELION PHARMACEUTICALS, LTD.,		Agreed to be bound by the terms and conditions of this Agreement pursuant to Section 12.5:

By:	/s/ Douglas B. Snyder	KYTHERA BIOPHARMACEUTICALS, INC.

Title:	General Counsel

Date:	February 10, 2015	By:	Keith Leonard

		Title:_	President and CEO

		Date:	February 10, 2015

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 1.2

Actelion Licensed Patents

ACT-[***] Patent Portfolio (Status: October 2014)

Case	Act [***]		ACT-[***]

Publ.	[***]	[***]
Title	[***]

Country	Application No	Appl. Date	Grant No	Grant Date	Status

[***]	[***]	[***]	[***]	[***]	[***]

1

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[***]	[***]	[***]	[***]	[***]	[***]

2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 2.1

Process of Technology Transfer of

Actelion Licensed Know-How (including specified Manufacturing know-how) and Materials

Phase	Key Activities and Outputs
1)[***] Estimated Timing: [***]	The purpose of Phase 1 and the activities described below is to [***]. To this end, within [***] days of License Agreement execution: [***]
2) [***] Estimated Timing: [***]	The purpose of Phase 2 and the activities described below is for Actelion to [***]. To this end: [***]
3) [***] Estimated Timing: [***]	The purpose of Phase 3 is to [***].
4) [***] Estimated Timing: [***]	The purpose of Phase 4 is for [***].
5) [***] Timing: [***]	The purpose of Phase 5 is for [***].

1

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Know-How and Materials to be Transferred within 30 days or as otherwise determined hereinafter*

Function	Know-How / Materials to be Transferred	In Data Room?
General	• [***]	N/A
	• [***]	No
Research & Nonclinical	• [***]	No
Regulatory	• [***]	No
	• [***]	No
Clinical	• [***]	Incomplete
CMC	• [***]	No
	[***]	No

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Know-How and Materials to be discussed for transfer under phase 2: [***]

Function	Know-How / Materials to be Transferred	In Data Room?
General	• [***]	No
	• [***]	N/A
Research & Nonclinical	• [***] o [***]	No
	o [***]	N/A
	o [***]	N/A
Regulatory	• [***]	Incomplete
Clinical	• [***]	Incomplete
	• [***]	No
CMC	[***]
	• [***]	Incomplete
	• [***]	No
	• [***]	Incomplete
	• [***] o [***]	No

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o [***]	Incomplete
o [***]	Incomplete
o [***]	Incomplete
o [***]	No
• [***]	N/A
• [***]	N/A

* [***]

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Know-How and Materials to be discussed for transfer under phases 3, 4 and 5 (may in some points be redundant with previous section (transfer under phase 2)*

Function	Know-How / Materials to be Transferred	In Data Room?
General	• [***]	No
Nonclinical	• [***]	No
Clinical	• [***] • [***] • [***]	No
	• [***]	No
CMC	[***]	No
• [***]
	• [***]	No
	• [***] o [***]	Incomplete
	o [***]	Incomplete
	o [***]	No
	o [***]	No
	o [***]	Incomplete
	o [***]	No
	o [***]	Incomplete
	o [***]	Incomplete
	o [***]	No
	o [***]	No
	o [***]	No
	o [***]	No
	o [***]	Incomplete

* [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 2.2 (a)(i)

Regulatory Documents to be provided in format other than eCTD

Tables, Listings and Figures for all clinical studies will be provided in rich text format (rtf).

The following setipiprant documents will be provided in Microsoft Word format:

IND Section Number	Document Title	eCTD Sequence Number
[***]	[***]	[***]

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[***]	[***]	[***]

N/A = Not Applicable

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Exhibit 3.1(b)

Form of Semi - Annual Development Report

Period: MM/YY – MM/YY

1. Planned Development and Regulatory Timelines:

Licensed Compound	Planned Proof of Concept Trial Initiation (MM/YY)	Planned Phase III Initiation (MM/YY)	Planned 1st Regulatory Filing (MM/YY)

2. Development Updates:

Licensed Compound	Indication	Phase	New / Ongoing Trial?	Results

3. Regulatory Updates:

Licensed Compound	Indication	Regulatory Status (Filed, Approved)			Major changes in Regulatory Status during Period
		US	Europe	Japan

4. Explanation for any deviation from Planned Development or Regulatory Timelines

Licensed Compound	Indication	Comments

5. Publication Updates:

Licensed Compound	Indication	Publication Reference

6. Commercialization Update:

Licensed Compound	Comments

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Exhibit 5.2

Items of Manufacturing Information transferred

Activity	Description
Analytical Method Transfer	[***]
API Process Transfer	[***]
Drug Product (capsules, tablets, active and placebo) Process Transfer	[***]
Transfer of material	[***]
Container closure systems	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Project Management	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 9.5

Press Release

KYTHERA Acquires Worldwide Rights to Clinical Compound and Key Intellectual Property for Potential Novel Treatment of Hair Loss

Westlake Village, Calif., XX, 2015 – KYTHERA Biopharmaceuticals, Inc. (NASDAQ: KYTH) today announced that it has entered into license agreements with Actelion Pharmaceuticals Ltd. and the University of Pennsylvania for a novel approach for the treatment of hair loss, which together could allow KYTHERA to bring a new treatment to the very large and still highly unsatisfied hair loss market.

“These two licenses build on KYTHERA’s focus on developing and commercializing high-value, self-pay aesthetic products that have the promise to yield high patient satisfaction and enhanced self image,” said Keith Leonard, KYTHERA’s president and CEO. “Based on several years of research and clinical work already accomplished, we believe we have the possibility of reaching initial proof-of-concept data in a very capital efficient manner.”

Under the terms of the agreement with Actelion, KYTHERA Holdings Ltd., a wholly-owned Bermuda subsidiary of KYTHERA Biopharmaceuticals, Inc., will license the worldwide rights to setipiprant, a clinical-stage selective and potent oral antagonist to the prostaglandin D2 (PGD2) receptor. As part of the agreement, Actelion will be eligible to receive up to $27 million in potential development and regulatory milestones, as well as royalties on sales if setipiprant is successfully commercialized.

Under the terms of the agreement with the University of Pennsylvania, KYTHERA Holdings Ltd., will acquire exclusive worldwide rights to the University of Pennsylvania’s patent estate covering the use of PGD2 receptor antagonists for the treatment of hair loss (often presenting as male pattern baldness, or androgenic alopecia). The discovery of the relationship between PGD2 and hair loss was made in the lab of Dr. George Cotsarelis and published in late 20111. KYTHERA has been working with Dr. Cotsarelis’ labs at the University of Pennsylvania over the last two years under Sponsored Research and Option Agreements to further develop and elucidate the initial reported observations.

“The University of Pennsylvania’s discovery and patent estate combined with access to the PGD2 antagonist setipiprant provide KYTHERA a strong foundation for this novel approach to hair loss. These observations are potentially the most innovative new thinking in hair loss over the last two decades,” said Frederick Beddingfield, III, M.D., Ph.D., KYTHERA’s Chief Medical Officer. “Setipiprant is believed to directly affect this hair loss pathway, and our own preclinical and human hair models confirmed this effect. It is a well-characterized molecule with a large safety database and we believe we can quickly initiate a development program to study it in hair loss. Putting these two pieces of the puzzle together is ideal and represents an example of our approach to scientifically sound and efficient drug development.”

1  Science Translational Medicine, Med 21 March 2012:Vol. 4, Issue 126, p. 126ra34

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KYTHERA plans to conduct a human proof-of-concept study to establish the efficacy of setipiprant in male subjects with androgenic alopecia (AGA).

About Setipiprant

Setipiprant is a selective oral antagonist to the prostaglandin D2 (PGD2) receptor. The elevation of PGD2 levels in certain regions of the male scalp is associated with hair loss in those regions. In early research studies, PGD2 inhibitors were found to extend the anagen (growth) phase of the hair cycle, thereby promoting the growth of hair.

Setipiprant had previously been studied as a potential allergic inflammation treatment and had undergone eight clinical trials, including a Phase III study in seasonal allergic rhinitis patients and a Phase II proof of concept study in asthma patients, resulting in a safety database of more than 1,000 patients. Actelion suspended the development of setipiprant due to a lack of efficacy seen in clinical trials for inflammatory disorders.  Treatment in all studies was well tolerated across all treatment groups and no serious adverse events were reported.

About KYTHERA Biopharmaceuticals, Inc.

KYTHERA Biopharmaceuticals, Inc. is a clinical-stage biopharmaceutical company focused on the discovery, development and commercialization of novel prescription products for the aesthetic medicine market. KYTHERA’s lead product candidate, ATX-101, is currently in late-stage clinical development for the reduction of submental fat, which commonly presents as a double chin, and is a potential first-in-class submental contouring injectable drug. KYTHERA submitted its New Drug Application for ATX-101 in May 2014, and will have a Prescription Drug User Fee Act (PDUFA) action date of May 13, 2015. KYTHERA also maintains an active research interest in hair and fat biology, pigmentation modulation and facial contouring. Find more information at www.kytherabiopharma.com.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.